THE VANTAGEPOINT FUNDS

Supplement dated August 5, 2013 to the

Statement of Additional Information dated May 1, 2013, as supplemented

The following changes are made to the statement of additional information (“SAI”) and provide new information that should be read together with the SAI and any supplements thereto.

Subadvisers

The following should replace the paragraph regarding Victory Capital Management Inc. (“Victory Capital”) found in the section entitled “Subadvisers” on pg. 69 of the SAI.

Victory Capital Management Inc. (“Victory Capital”), 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144, serves as a subadviser to the Growth Fund. Victory Capital is an independent investment management firm that is a wholly-owned subsidiary of Victory Capital Holdings, Inc., which itself is owned by Crestview Partners and certain Victory Capital employees.

The following should replace the subadviser fee table of Victory Capital found on pg. 73 of the SAI.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/10	Amount Paid 12/31/11	Amount Paid 12/31/12
Growth Fund Subadviser(s)
Victory Capital [4]	First $100 million	0.29%	N/A	N/A	$830,246
	Over $100 million	0.25%

4.

Atlanta Capital and Victory Capital began serving as subadvisers of the Fund on January 23, 2012. Effective August 1, 2013, the subadvisory fee schedule charged by Victory Capital was replaced with the above fee schedule. Prior to this date, Victory Capital’s subadvisory fee schedule was: 0.29% for the first $100 million of assets managed, 0.27% for the next $100 million and 0.25% for managed assets over $200 million.

The following should replace the “Compensation of Portfolio Managers” subsection regarding Victory Capital found on pages 126-127 of the SAI.

Compensation of Portfolio Managers

Victory Capital states that the portfolio managers for the Fund receive compensation from a combination of 1) base salary; 2) annual cash bonus; 3) revenue sharing; and 4) equity. The firm states that a manager’s base salary is dependent on the manager’s level of experience and expertise and that Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

Victory Capital states that a portfolio manager’s annual incentive bonus is based on the strategy’s investment performance results. Victory Capital states that it establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Annual investment performance incentives are calculated by comparing actual portfolio performance versus an appropriate and comparable peer group over one-year, three-year and five-year time periods. Victory Capital states that the overall performance results of each fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies. Victory Capital states that the portfolio’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results. For example, Victory Capital states that performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below-average performance may result in an incentive bonus as low as zero. Victory Capital states that performance results for a manager are based on the composite performance of all accounts managed by that team on a combination of one-, three- and five-year rolling performance. Victory Capital states that composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

Victory Capital states that the Fund’s portfolio managers may participate in Victory Capital’s equity ownership plan. Victory Capital states there is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. In addition to the above, Victory Capital states that Mr. Dahl, Mr. Kefer, Mr. Koskuba and Mr. Maronak all own equity in the firm.

Information about the Directors

The following should replace the biographical information regarding Mr. N. Anthony Calhoun, an Independent Director of The Vantagepoint Funds, in the section entitled “Information about the Officers and Directors” found on pg 50 of the SAI.

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) and Outside Directorship(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
N. Anthony Calhoun (65)	Director, Audit Committee Member and Chair, Investment Committee and Nominating and Governance Committee Member	October 31, 2013; Director since November 1998	Executive Director—Baltimore City Fire & Police Employees’ Retirement System (July 2013—present); Independent Consultant (financial consulting) (April 2009—June 2013); Executive Deputy State Treasurer—Commonwealth of Pennsylvania (August 2007—March 2009)	N/A

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